Acquisitions and Divestments	12 Months Ended
Dec. 31, 2012
Acquisitions and Divestments

16 Acquisitions and Divestments

2012

In April 2012, the Company acquired Catena, an electronic design and IP company. The purchase price consideration of $20 million, including the issuance of 599,000 treasury shares with a fair value of $14 million was allocated to goodwill of $11 million, other intangible assets with an amortization period of five years of $9 million, assets acquired of $7 million and liabilities assumed of $7 million. The goodwill is not deductible for income tax purposes.

The results of Catena are consolidated in the Automotive operating segment that is part of the reportable segment HPMS.

On July 19, 2012, we sold the High Speed Data Converter business (a product line of the High Performance Mixed Signal segment) to Integrated Device Technology (IDT). The positive deal result of $19 million, as included in other income (expense), is calculated as the excess of the selling price of $31 million over the carrying value of the business transferred less any transaction-related direct costs.

2011

On July 4, 2011, we sold our Sound Solutions business to Knowles Electronics, LLC, an affiliate of Dover Corporation for $855 million in cash. See Note 17 “Discontinued Operations” for additional information.

2010

On December 14, 2010, we sold our joint venture (55% shareholding) NuTune, formed in June 2008 with Technicolor, to combine NXP’s and Technicolor’s can tuner module operations, to affiliates of AIAC (American Industrial Acquisition Corporation). As a consequence, these divested operations (formerly included in Corporate and Other) were deconsolidated in our consolidated balance sheet as at December 31, 2010. The results of the divested business until the date of transaction, December 14, 2010, are included in our 2010 consolidated statements of operations and cash flows under Corporate and Other.

In September 2010 we sold all of the Virage Logic’s shares we held.

On July 26, 2010, we acquired 100% ownership of Jennic Ltd., a leading developer of low power RF solutions for wireless applications in smart energy, environment, logistics and consumer markets, for a consideration of approximately $8 million plus up to $8 million in additional contingent consideration over the next two years. In 2011, no additional payments were made and the additional contingent consideration has been canceled. As from the acquisition date it is consolidated within the segment HPMS.

On February 8, 2010, the Company sold its digital television and set-top-box business to Trident Microsystems, Inc., at that time publicly listed on the NASDAQ in the United States.

This transaction consisted of the sale of our television systems and set-top-box business lines, together with an additional net payment of $54 million (of which $7 million was paid subsequent to the closing date) to Trident, for a 60% shareholding in Trident valued at $177 million, based on the quoted market price at the transaction date and included in our balance sheet as “Investments in equity accounted investees”. The transaction resulted in a net loss of $26 million and is reported under other income (expense) in 2010.

On January 4, 2012, Trident filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code and was subsequently delisted from the NASDAQ. An initial distribution to shareholders took place on December 21, 2012. In view of the aforementioned distribution, NXP B.V. returned its shares in Trident. See Note 18 “Investments in Equity Accounted Investees” for an additional discussion of Trident.